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                                                                    EXHIBIT 10.7

                         2002 OCCULOGIX/STOCK AGREEMENT


            THIS AGREEMENT, dated this 21st day of February, 2002, is entered into by and between HANS K. STOCK, of Wullnerstrasse 145, 50935 Koln, Germany, and OCCULOGIX CORPORATION, a Florida corporation with offices at 612 Florida Avenue, Palm Harbor, Florida 34683 ("OCCULOGIX").


            NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.    DEFINITIONS

      ASAHI/OCCULOGIX DISTRIBUTOR AGREEMENT. ("DISTRIBUTOR AGREEMENT") -- An exclusive sales, marketing and distributorship agreement (effective December 31, 2001) between OCCULOGIX and ASAHI for Asahi's Rheolfilter and Plasmaflo products to be used in the treatment of AMD and other ophthalmic diseases.

2.    RECITALS

      A. The DISTRIBUTOR AGREEMENT between OCCULOGIX and ASAHI has been executed and is operative.

      B.    The DISTRIBUTOR AGREEMENT was procured with the assistance of STOCK.

3.    STOCK'S PROCUREMENT OF ADDITIONAL PRODUCTS FOR OCCULOGIX

      STOCK has heretofore assisted OCCULOGIX in procuring the DISTRIBUTOR AGREEMENT. The parties desire that STOCK further assist OCCULOGIX in procuring new product lines from ASAHI for marketing and distribution by OCCULOGIX. Accordingly, STOCK hereby agrees to assist OCCULOGIX, in the capacity of an independent contractor, to obtain new product lines from ASAHI which will be reduced to writing and upon terms which are fully and completely agreeable with OCCULOGIX. Such agreement shall provide, to the extent OCCULOGIX deems necessary, for unlimited access by OCCULOGIX to technical and clinical data and information relating to the product or products at issue. To the extent that STOCK is in possession of such technical and clinical data and information, he agrees to allow OCCULOGIX unlimited access thereto. To the extent that ASAHI or any other third party is in possession of such data and information, STOCK agrees to assist OCCULOGIX in the procurement thereof.

4.    ROYALTY OBLIGATIONS

      A. OCCULOGIX remains obligated to pay royalties to STOCK for his assistance in procuring the DISTRIBUTOR AGREEMENT. OCCULOGIX shall henceforth

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            pay to STOCK a 5% royalty on the purchase price from ASAHI for all products procured pursuant to the DISTRIBUTOR AGREEMENT. Such royalty payments shall be payable through the duration of the DISTRIBUTOR AGREEMENT but not thereafter except by written agreement of the parties.

      B. All such royalty payments to STOCK shall be made in U.S. dollars within forty-five (45) days after the previous business quarter, accompanied by a full accounting of product purchases during such business quarter.

      C. The right of STOCK to receive all such royalty payments shall survive the death of HANS K. STOCK and shall become a receivable of STOCK's estate until the termination of this Agreement.

      D. If the DISTRIBUTOR AGREEMENT is extended or renegotiated at the end of their current term and OCCULOGIX requires STOCK's assistance in formulating that agreement, the royalty payments shall be negotiated with STOCK in a separate agreement at that time.

      E. If the exclusivity of the DISTRIBUTOR AGREEMENT is terminated by ASAHI during the terms of said agreements, the obligation of OCCULOGIX to pay royalties to STOCK shall be terminated as well. OCCULOGIX shall be responsible for the payment of royalties to STOCK up to the day of the termination of exclusivity.

5.    DEFAULT AND REMEDIES

      A. In the event that OCCULOGIX fails to perform its obligations under this Agreement, STOCK shall have as its exclusive remedy recovery of unpaid royalties provided that STOCK is entitled to recovery of same pursuant to the terms set forth above.

      B. In the event that STOCK fails to comply with the terms of this Agreement, OCCULOGIX shall have as its exclusive remedy recovery of all ascertainable damages for interference with or impeding the DISTRIBUTOR AGREEMENT.

      C. The parties hereto hereby stipulate and agree that this Agreement shall be governed and construed exclusively by the laws of the State of Florida and, in the event of suit, venue of such proceeding shall be in the Circuit Court for Pinellas County, Florida. The prevailing party in such suit shall have the right to recover attorney's fees through any appeal. This Agreement shall inure to the benefit of any successor in interest to OCCULOGIX whether by merger or otherwise; but the parties agree and stipulate that there are no other attendant or incidental beneficiaries to this Agreement.

6.    ENTIRE AGREEMENT

      This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the

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subject matter hereof among the parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with the written consent of each of the parties hereto. Any such waiver does not imply or express that any other similar or dissimilar waiver shall be granted or agreed to by the parties.


                                              OCCULOGIX
/s/ HANS K. STOCK
------------------------------------------
          HANS K. STOCK
                                              By:    Rick Davis
                                                  ------------------------------
                                              Its: Chairman, President and CEO
                                                  ------------------------------
                                                             [title]


Signed, sealed and delivered in the presence of:

As to STOCK:                                      As to OCCULOGIX:


Date:  February 21, 2002                    Date:  February 21, 2002
     ------------------------------------        ------------------------------
/s/ Beatrice Birkhole                       /s/ John Cornish
-----------------------------------------   ------------------------------------
[signature, Witness]                        [signature, Witness]



             Beatrice Birkhole                    John Cornish
------------------------------------------  ------------------------------------
[typed/printed name]                        [typed/printed name]


Address:                                    Address:
        ----------------------------------           ---------------------------

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------------------------------------------  ------------------------------------
/s/ Angelina KimKar                         /s/ Susan B. Howard
------------------------------------------  ------------------------------------
[signature, Witness]                                 [signature, Witness]



             Angelina KimKar                     Susan B. Howard
------------------------------------------  ------------------------------------
[typed/printed name]                        [typed/printed name]


Address:                                    Address:
        ----------------------------------           ---------------------------

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